UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 20, 2026

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 20, 2026, electroCore, Inc. (the “Company”) issued a press release providing a business update, including select unaudited preliminary financial guidance for the three and 12 months ended December 31, 2025. A copy of the press release is filed herewith as Exhibit 99.1.

Additionally, the executive officers of the Company have several upcoming presentations to representatives of investors and analysts. The presentation includes the select unaudited preliminary financial estimates for the three and 12 months ended December 31, 2025. The officers intend to use the material filed as Exhibit 99.2 herewith, in whole or in part, as part of those presentations.

The selected financial results in Exhibits 99.1 and 99.2 are based on preliminary unaudited information and management estimates, are not a comprehensive statement of the Company’s financial results for either the fourth quarter or fiscal year ended December 31, 2025 and are subject to change. Such changes may be material. Our independent registered public accounting firm has not conducted an audit or review of and does not express an opinion or provide any other form of assurance with respect to, these preliminary results.

The information furnished in this Item 2.02 of this Current Report on Form 8-K, Exhibit 99.1, and Exhibit 99.2, each attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 of this Current Report on Form 8-K, Exhibit 99.1, and Exhibit 99.2, shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, except as shall be expressly set forth by reference in such filing.

The financial information set forth in this Current Report on Form 8-K, Exhibit 99.1, and Exhibit 99.2 reflects the Company’s current preliminary financial estimates, is subject to the completion of its audit process, and is subject to change. The Company’s fourth quarter and full year ended December 31, 2025 results could differ materially from the preliminary estimates provided in this Current Report on Form 8-K. Investors are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s estimates only as of the date of this Current Report on Form 8-K. Investors should refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2025, as updated and supplemented by its other SEC reports filed from time to time, for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by these forward-looking statements. Given these risks, uncertainties and other factors, many of which are beyond the Company’s control, investors are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02, “Results of Operations and Financial Condition,” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated January 20, 2026.
99.2	Investor Presentation dated January 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

January 20, 2026	/s/ Joshua S. Lev
Joshua S. Lev
Chief Financial Officer